Second Quarter 2016 Investor Presentation

Safe Harbor Statement F O R W A R D - L O O K I N G S T A T E M EN T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; changes in prepayment rates of mortgages underlying our target assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the concentration of credit risks we are exposed to; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; the availability and cost of financing; changes in the competitive landscape within our industry; our ability to successfully implement new strategies and to diversify our business into new asset classes; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to successfully securitize or sell mortgage loans; our ability to acquire mortgage servicing rights (MSR) and successfully operate our seller-servicer subsidiary and oversee our subservicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; the state of commercial real estate markets and our ability to acquire or originate commercial real estate loans or related assets; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Two Harbors Investment Corp. Overview (1) LEADING HYBRID MORTGAGE REIT PROVIDING STRONG RISK - ADJUSTED RETURNS 3 (1) Data as of June 30, 2016. OVERVIEW PROVEN STRATEGY • Equity market capitalization of approximately $3.0 billion • Portfolio of $16.1 billion • Target assets include Agency and non-Agency RMBS, mortgage servicing rights (MSR) and commercial real estate assets • Experienced management team with deep expertise and experience in managing mortgage credit, interest rate and prepayment risk • Diversified business model takes advantage of evolving mortgage finance landscape • Opportunistically allocate capital to drive long- term stockholder value • Disciplined risk management drives high quality returns with lower volatility

Delivering Results 4 (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through June 30, 2016. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg. (2) Bloomberg REIT Mortgage Index total stockholder return for the period October 29, 2009 through June 30, 2016. The Bloomberg REIT Mortgage Index tracks publicly traded REITs whose principal business consists of originating, servicing or investing in residential mortgage interests. The index uses a modified market capitalization weighted methodology, and components are reviewed quarterly for eligibility. Source: Bloomberg. • Outperformed peer group by almost 50% since inception • Delivered total stockholder return of 127%(1) ― Bloomberg REIT Mortgage Index total stockholder return of 80% over the same period of time(2) • Maintained comparable dividend yield with lower leverage and less interest rate exposure than peers -10.0% 30.0% 70.0% 110.0% 150.0% BBG REIT MTG Index TWO 127% 80% (2) (1)

Positioned to Drive Future Returns RATES STRATEGY • MSR complements Agency RMBS – MSR exhibits positive yield, negative duration and hedges mortgage basis risk • Agency RMBS sized to drive returns • Expect near-term flow MSR volume of over $2.0 billion UPB per month CREDIT STRATEGY • Strong tailwinds for legacy non-Agency RMBS • Announced plan to discontinue the mortgage loan conduit and securitization business COMMERCIAL REAL ESTATE STRATEGY • Strengthening underlying fundamentals – Selective portfolio construction – Improvement in rents and occupancies – Investments cushioned by borrowers’ equity 5

HISTORICAL CAPITAL ALLOCATION PORTFOLIO COMPOSITION (1) Portfolio Composition 6 $16.1 BILLION PORTFOLIO AS OF JUNE 30, 2016 (1) For additional detail on the portfolio, see Appendix slides 13-19. (2) Commercial consists of senior and mezzanine commercial real estate debt and related instruments. (3) MSR includes Ginnie Mae buyout residential mortgage loans. (4) Assets in “Rates” include Agency RMBS, Agency Derivatives, MSR and Ginnie Mae buyout residential mortgage loans. (5) Assets in “Credit” include non-Agency RMBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and credit sensitive residential mortgage loans. Commercial(2) $0.93b Dec 31, 2015 Mar 31, 2016 June 30, 2016 Rates(4) Agency 35% 43% 43% MSR 14% 13% 13% Credit(5) Non-Agency 27% 22% 21% Conduit 16% 11% 10% Commercial 8% 11% 13% OPPORTUNISTIC CAPITAL ALLOCATION DRIVES STOCKHOLDER RETURNS Agency $12.16b MSR(3) $0.48b Non-Agency $1.65b Conduit $0.89b Rates(4) $12.64b Credit(5) $2.54b Commercial $0.93b

Rates Strategy 7 COMBINATION OF AGENCY AND MSR DRIVES BETTER RETURNS WITH LESS RI SK • MSR is an attractive asset class and natural hedge for Agency RMBS ― Exhibits positive yield compared to paying fixed rates on swaps ― MSR values move with mortgage rates, hedging both interest rate and RMBS spread risk (1) Note: The above scenarios are intended to illustrate the potential benefits of hedging Agency RMBS with MSR. The numbers used in the scenarios above are hypothetical amounts and are not based on our financial results, nor are they projections of our results. The above scenarios are provided for illustration purposes only and may not represent all assumptions used. Actual results of a portfolio may differ. (2) Illustrative returns reflective of neutral duration position. Expected Gross Return on Equity(2) Debt-to-equity Impact of 20 basis point Rate Increase Impact of 20 basis point MBS Spread Widening RMBS/Swap 9-10% 7 0% -7% RMBS/MSR 13-14% 5 0% 0% ILLUSTRATIVE RETURN PROFILES OF HEDGED AGENCY RMBS(1)

Credit Strategy 8 LONG-TERM OPPORTUNITY IN LEGACY NON-AGENCY RMBS • Favorable tailwinds ― Low interest rates and continued economic growth are positive for residential credit ― Positive home price appreciation (HPA) expected; CoreLogic HPI forecasts that prices will rise 5.4% year-over-year(1) • Portfolio positioned to benefit ― Low weighted average market price of $74.34(2) ― Long weighted average life of approximately 8.2 years(3) ― Significant upside from faster than expected prepays, improving HPA and better borrower performance • Anticipate disposition of conduit loans through completing one or more securitizations or through whole loan sales ― Completed ABMT 2016-3 in August; $376.6 million securitization ― Approximately $800 million in loans remaining in pipeline (includes interest rate locks and prime jumbo residential mortgage loan holdings)(4) • Intend to retain attractive yielding credit assets from Agate Bay securitizations • Expect to deploy roughly half of conduit capital into our other strategies over the next six months • Estimate cost savings and incremental investment income on redeployed capital will total approximately $20 million in 2017 MORTGAGE LOAN CONDUIT (1) CoreLogic Home Price Index Forecast as of July 31, 2016. (2) Weighted average market price for total P&I non-Agency MBS as of June 30, 2016 utilized current face for weighting purposes. (3) Weighted average life for total Legacy non-Agency MBS as of June 30, 2016 utilized carrying value for weighting purposes. (4) As of August 31, 2016.

SIGNIFICANT OPPORTUNIT Y • Commercial real estate loan market exceeds $3.0 trillion, with over $1.5 trillion maturing in the next several years(1) ― Additional borrowing needs are being driven by increased sale transaction volumes • Strong fundamentals ― Long-term real estate valuations compare favorably ― Spread between CRE capitalization rates and Treasuries remains above historical average ― Significantly limited new supply of properties ― Continued improvement in rent and occupancies ― Lending relies significantly on cash flow from rent rather than property appreciation • Risk-adjusted returns are attractive ― Low-to-mid double digit return on equity (ROE) ― Floating rate assets provide upside to higher rates Commercial Real Estate Market Overview 9 (1) Source: Goldman Sachs; Trepp, LLC. Based on Federal Reserve Flow of Funds Data.

• Aggregate portfolio carrying value of $926.4 million at June 30, 2016, up from $744.3 million at March 31, 2016 ― Eighteen senior and six mezzanine assets ― Closed an additional $172.4 million in four senior loans since quarter-end • High quality loan portfolio ― Weighted average stabilized loan-to-value (LTV) of 65.5%(2) ― Weighted average spread of LIBOR plus 486 basis points; weighted average yield of 6.27%(3) • Geographically diversified • Strong and attractive pipeline of loans Commercial Real Estate Strategy (1) 10 PORTFOLIO BY PROPERTY TYPE PORTFOLIO BY LOAN TYPE (1) Data as of June 30, 2016, except as otherwise noted. (2) Stabilized LTV considers the prospective market value “as stabilized” which reflects the property’s market value as of the time the property is projected to achieve stabilized occupancy. Stabilized occupancy is the occupancy level that a property is expected to achieve after the property is exposed to the market for lease over a reasonable period of time and at comparable terms and conditions to other similar properties. (3) Yield includes net origination fees and exit fees, but does not include future fundings. 37.2% 25.5% 19.7% 8.9% 8.7% Office Retail Multifamily Hotel Industrial 85.0% 15.0% Senior Mezzanine

…LESS INTEREST RATE EXPOSURE (3) . . . Attractive Returns With Lower Risk 11 AT T R AC T I VE & C O M PA R A BLE D I V I D E ND Y I E L D (1) …WITH LOWER LEVERAGE (2) . . . SUPERIOR ASSET SELECTION AND RISK MANAGEMENT DRIVE RETURNS WITH LESS RISK TWO Peer Average TWO Peer Average TWO Peer Average …AND LESS PREPAYMENT R ISK (4) TWO Peer Average Note: Two Harbors and peer financial data for Dividend Yield, Leverage, Prepayment Risk and Interest Rate Exposure on this slide is based on available financial information as of June 30, 2016 as filed with the SEC. Peers include AGNC, ANH, ARR, CMO, CYS, IVR, MFA , NLY and HTS (financial information for HTS is included in peer financial data only for the periods ending prior to the second quarter of 2016). (1) Represents average of annualized yields on all quarterly cash dividends per respective fiscal year. Two Harbors’ first quarter 2013 dividend yield used in annual average calculation was based on cash dividend of $0.32 per share and does not include Silver Bay Realty Trust common stock distribution of $1.01 per share. Annualized yields for each quarter are calculated by dividing annualized quarterly dividends by closing share price as of respective quarter-ends. Peer dividend data based on peer company press releases. Historical dividends may not be indicative of future dividend distributions. Our company ultimately distributes dividends based on its taxable income per share of common stock. (2) Represents average of debt-to-equity ratios for all reportable quarters per respective fiscal year. Debt-to-equity is defined as total borrowings to fund RMBS, mortgage loans held-for-sale, commercial real estate assets and Agency Derivatives divided by total equity. (3) Represents average of estimated change in equity value for theoretical +100bps parallel shift in interest rates for all reportable quarters per respective fiscal year. Change in equity market capitalization is adjusted for leverage. (4) Represents average of the constant prepayment rate (CPR) on Agency RMBS, including Agency Derivatives, for all reportable quarters per respective fiscal year. 11.2% 10.3% 11.3% 11.2% 13.6% 11.9% 13.0% 12.4% 0.0% 6.0% 12.0% 18.0% 2013 2014 2015 2016-YTD 2013 2014 2015 2016-YTD 3.2x 3.0x 3.0x 3.5x 6.9x 6.4x 6.6x 6.4x 0.0x 2.0x 4.0x 6.0x 8.0x 2013 2014 2015 2016-YTD 2013 2014 2015 2016-YTD 8.1% 7.6% 9.3% 8.9% 15.0% 11.2% 13.5% 13.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2013 2014 2015 2016-YTD 2013 2014 2015 2016-YTD 1.8% -1.0% -3.2% -3.5% -11.7% -8.2% -6.7% -5.4% -15.0% -10.0% -5.0% 0.0% 5.0% 2013 2014 2015 2016-YTD 2013 2014 2015 2016-YTD

Appendix

Rates: Agency RMBS Metrics 13 AGENCY PORTFOLIO YIELDS AND METRICS AGENCY RMBS CPR(1) (1) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (2) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. Portfolio Yield Realized Q1- 2016 At March 31, 2016 Realized Q2- 2016 At June 30, 2016 Agency yield 3.3% 3.1% 3.0% 2.8 % Repo and FHLB costs 0.6% 0.7% 0.7% 0.7 % Swap costs 0.4% 0.4% 0.3% 0.2 % Net interest spread 2.3% 2.0% 2.0% 1.9 % Portfolio Metrics Q1-2016 Q2-2016 Weighted average 3-month CPR(1) 9.2% 8.6 % Weighted average cost basis(2) $106.6 $105.3 AGENCY PORTFOLIO COMPOSITION AT JUNE 30, 2016 30-Year Fixed 4-4.5% 32.1% 30-Year Fixed 3-3.5% 57.5% 30-Year Fixed 5% & above 4.8% IO & Inverse IO 3.1% Other 2.2% Hybrid ARMs 0.3%

Rates: Agency RMBS 14 As of June 30, 2016 Par Value ($M) Market Value ($M) % Lower Balance/HARP(1) Amortized Cost Basis ($M) Weighted Average Coupon Weighted Average Age (Months) 30-Year fixed 3.0-3.5% $6,684 $6,991 — % $6,928 3.2% 3 4.0-4.5% 3,536 3,901 85.4% 3,805 4.2% 36 ≥ 5.0% 513 585 73.7% 553 5.5% 89 10,733 11,477 32.8% 11,286 3.6% 19 Hybrid ARMs 33 35 — % 35 5.1% 148 Other 267 268 0.1% 244 3.9% 102 IOs and IIOs 3,722 381(2) 0.3% 360 3.7% 77 Total $14,755 $12,161 30.9% $11,925 3.7% 23 (1) Percent of securities with implicit or explicit prepayment protection, including lower loan balances (securities collateralized by loans less than or equal to $175K of initial principal balance) and higher LTVs (securities collateralized by loans with greater than or equal to 80% LTV). (2) Represents market value of $229.3 million of IOs and $152.0 million of Agency Derivatives.

Rates: Mortgage Servicing Rights(1) 15 (1) Excludes residential mortgage loans held-for-investment in securitization trusts for which the company is the named servicing administrator. (2) FICO represents a mortgage industry accepted credit score of a borrower. As of March 31, 2016 As of June 30, 2016 Fair value ($M) $446.2 $427.8 Unpaid principal balance ($M) $52,070.4 $55,622.0 Weighted average coupon 3.9% 3.9 % Original FICO score(2) 750 750 Original LTV 75% 75% 60+ day delinquencies 1.0% 0.9 % Net servicing spread 27.2 basis points 27.0 basis points Vintage: Pre-2009 2.4% 2.2% 2009-2012 44.8% 39.9 % Post 2012 52.8% 57.9 % Percent of MSR portfolio: Conventional 81.6% 83.8 % Government FHA 13.7% 12.1 % Government VA/USDA 4.7% 4.1%

Credit: Non-Agency MBS Metrics 16 NON-AGENCY PORTFOLIO COMPOSITION NON-AGENCY PORTFOLIO YIELDS AND METRICS (1) Weighted average cost basis includes MBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, total non-Agency MBS excluding the company’s non-Agency interest-only portfolio would have been $54.64 at June 30, 2016. Portfolio Yield Realized Q1- 2016 At March 31, 2016 Realized Q2- 2016 At June 30, 2016 Non-Agency yield 8.3% 8.3% 8.1% 8.3 % Repo and FHLB costs 2.5% 2.3% 2.4% 2.4 % Swap costs 0.3% 0.3% 0.3% 0.3 % Net interest spread 5.5% 5.7% 5.4% 5.6 % NON-AGENCY MBS CPR Non-Agency: Loan Type March 31, 2016 June 30, 2016 Sub-prime 71% 68 % Option-ARM 9% 9 % Prime 6% 6 % Alt-A 5% 5 % Other 9% 12 % Portfolio Metrics Q1-2016 Q2-2016 Weighted average 3-month CPR 5.3% 6.1 % Weighted average cost basis(1) $58.2 $58.6 6.0% 6.9% 6.2% 5.3% 6.1% 0.0% 5.0% 10.0% Q2-2015 Q3-2015 Q4-2015 Q1-2016 Q2-2016 Non Agency MBS CPR

Credit: Non-Agency MBS

As of June 30, 2016	Senior Bonds	Mezzanine Bonds	Total P&I
Portfolio characteristics:			
Carrying value ($M)	$1,138.8	$503.2	$1,642.0
% of non-Agency portfolio	69.4%	30.6%	100.0%
Average purchase price[1]	$54.07	$68.89	$58.61
Average coupon	3.0%	2.3%	2.8%
Weighted average market price[2]	$73.57	$76.14	$74.34
Collateral attributes:			
Average loan age (months)	117	121	118
Average loan size ($K)	$363	$318	$352
Average original Loan-to-Value	71.0%	69.3%	70.6%
Average original FICO[3]	635	659	641
Current performance:			
60+ day delinquencies	26.4%	19.2%	24.7%
Average credit enhancement[4]	10.1%	19.7%	12.4%
3-Month CPR[5]	4.9%	9.7%	6.1%

(1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency MBS, excluding our non-Agency interest-only portfolio, would have been $49.94, $65.66 and $54.64, respectively.
(2) Weighted average market price utilized current face for weighting purposes.
(3) FICO represents a mortgage industry accepted credit score of a borrower.
(4) Average credit enhancement remaining on our non-Agency MBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(5) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

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Commercial Real Estate Assets as of June 30, 2016

	Type	Origination Date	Principal Balance	Book Value	Cash Coupon(1)	Yield(2)	Original Term (Years)	State	Property Type	Initial LTV(3)	Stabilized LTV(4)
Asset 1	Senior	12/15	$120.0	$119.2	L + 4.20%	5.91 %	4	LA	Retail	65.5 %	60.0 %
Asset 2	Senior	09/15	105.0	104.6	L + 3.42%	4.76 %	3	CA	Retail	70.9 %	66.9 %
Asset 3	Senior	04/16	82.0	81.0	L + 4.75%	6.09 %	3	NY	Industrial	55.4 %	55.4 %
Asset 4	Senior	11/15	76.6	76.1	L + 4.20%	5.80 %	3	NY	Office	66.4 %	68.7 %
Asset 5	Mezzanine	11/15	49.8	49.8	L + 7.25%	7.82 %	3	Multi-state	Office	77.6 %	77.5 %
Asset 6	Senior	06/16	50.3	49.6	L + 4.49%	5.67 %	4	HI	Retail	76.2 %	56.5 %
Asset 7	Mezzanine	03/15	45.9	45.8	L + 6.75%	8.15 %	2	Multi-state	Hotel	70.3 %	63.5 %
Asset 8	Senior	12/15	43.5	43.3	L + 4.05%	5.61 %	3	TX	Multifamily	81.2 %	76.8 %
Asset 9	Senior	04/16	43.5	42.7	L + 4.40%	6.11 %	3	NY	Office	66.9 %	62.1 %
Asset 10	Senior	02/16	40.1	39.6	L + 4.30%	5.63 %	3	TX	Office	72.9 %	70.4 %
Asset 11	Senior	12/15	39.5	39.3	L + 4.65%	6.43 %	4	PA	Office	74.5 %	67.5 %
Asset 12	Senior	11/15	38.0	37.6	L + 4.55%	6.41 %	4	MD	Office	80.0 %	64.5 %
Asset 13	Senior	03/16	33.8	33.6	5.11%	5.24 %	10	NJ	Office	74.9 %	74.9 %
Asset 14	Senior	01/16	27.8	27.4	L + 4.80%	6.46 %	3	IL	Multifamily	82.8 %	66.7 %
Asset 15	Senior	10/15	23.5	23.4	L + 3.60%	4.94 %	4	NY	Multifamily	73.4 %	58.6 %

(1) Cash coupon does not include origination or exit fees.
(2) Yield includes net origination fees and exit fees, but does not include future fundings.
(3) Initial LTV considers the original appraisal at the time of origination.
(4) Stabilized LTV considers the prospective market value "as stabilized" which reflects the property's market value as of the time the property is projected to achieve stabilized occupancy. Stabilized occupancy is the occupancy level that a property is expected to achieve after the property is exposed to the market for lease over a reasonable period of time and at comparable terms and conditions to other similar properties.

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Commercial Real Estate Assets as of June 30, 2016

	Type	Origination Date	Principal Balance	Book Value	Cash Coupon[1]	Yield[2]	Original Term (Years)	State	Property Type	Initial LTV[3]	Stabilized LTV[4]
Asset 16	Senior	08/15	$18.7	$18.6	L + 4.05%	5.67 %	3	FL	Multifamily	85.0 %	68.4 %
Asset 17	Mezzanine	08/15	17.0	17.0	L + 8.75%	10.06 %	2	FL	Hotel	71.9 %	67.9 %
Asset 18	Senior	08/15	14.3	14.3	L + 5.25%	6.82 %	3	FL	Multifamily	76.3 %	75.3 %
Asset 19	Senior	06/16	13.4	13.2	L + 4.62%	5.98 %	3	NY	Multifamily	69.5 %	64.7 %
Asset 20	Senior	10/15	12.6	12.5	L + 4.99%	6.53 %	3	MO	Hotel	73.2 %	57.8 %
Asset 21	Senior	09/15	11.0	11.0	L + 4.03%	5.39 %	3	FL	Multifamily	77.7 %	76.9 %
Asset 22	Mezzanine	07/15	9.9	9.9	L + 12.25%	14.03 %	3	PA	Office	81.6 %	79.6 %
Asset 23	Mezzanine	08/15	9.9	9.9	L + 9.50%	11.59 %	5	GA	Office	78.7 %	66.4 %
Asset 24	Mezzanine	11/15	7.4	6.9	13.00%[5]	13.00 %	10	NY	Hotel	68.3 %	43.7 %
Total/Weighted Average			**$933.6**	**$926.4**	**L + 4.86%**	**6.27 %**	**3.5**			**71.2 %**	**65.5 %**

(1) Cash coupon does not include origination or exit fees.
(2) Yield includes net origination fees and exit fees, but does not include future fundings.
(3) Initial LTV considers the original appraisal at the time of origination.
(4) Stabilized LTV considers the prospective market value "as stabilized" which reflects the property's market value as of the time the property is projected to achieve stabilized occupancy. Stabilized occupancy is the occupancy level that a property is expected to achieve after the property is exposed to the market for lease over a reasonable period of time and at comparable terms and conditions to other similar properties.
(5) A variable rate per annum generating not less than a 13% internal rate of return on the principal balance of the loan, inclusive of the exit fee.

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(1) Data as of June 30, 2016, except where noted.